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                                                                    EXHIBIT 10.1

STOCK PURCHASE AGREEMENT AND PROMISSORY NOTE
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Principle Amount on Promissory Note: $200,000
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Principle Amount of Share Exchange: $300,000
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     This Stock Purchase Agreement and Promissory Note ("Agreement") is made and entered into as of the 18/th/ day of July, 2000, by and among Atlantis
Aggressive Growth Co. ("Seller or "Creditor"), and Flexxtech Holdings, Inc. ("Buyer" or "Debtor"), a Nevada Corporation. Collectively, the Creditor and Debtor are referred to as the "Parties", and sometimes individually noted and referred to as a "Party".

     WHEREAS, the Creditor owns One Hundred Twenty-Five Thousand (125,000) shares of the common stock of Accesspoint Corporation ("Accesspoint") and desires to sell such shares to Buyer on the terms and subject to the conditions contained herein: and,

     WHEREAS, Buyer desires to purchase One Hundred Twenty-Five Thousand (125,000) shares of common stock of Accesspoint on the terms and subject to the conditions contained herein.

     NOW, THEREFORE, for and in consideration of the premises and the mutual promises made herein and in consideration of the representations and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I

                  SALE AND PURCHASE OF THE ACCESSPOINT SHARES
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     1.1  Sale and Purchase of the Accesspoint shares.  Subject to the terms and
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          conditions of this Agreement, the Creditor hereby agrees to sell to
          Buyer and Buyer agrees to purchase from the Creditor, the 125,000 Accesspoint shares.
     1.2  Purchase Price.  The purchase price ("Purchase Price") for the
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          Accesspoint Shares shall be the sum of Five Hundred Thousand Dollars
          ($500,000). The Purchase Price shall be paid to the Seller in the following manner:

          A. $200,000 shall be in the form of a Senior and Secured Promissory Note, (this Agreement), fully collateralized by the assets of Flexxtech, ("Promissory Note") payable on demand, with principal and interest at the rate of 10% per annum, beginning on July 18, 2000.
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          B.   $300,000 shall be in the form of shares of common stock of
Flexxtech Corporation. Buyer shall issue 300,000 shares of common stock to Seller.

                                  ARTICLE II
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                                    CLOSING
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     2.1  The Closing.  The Closing date is the date of execution of this
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          Agreement, July 18, 2000.


                                  ARTICLE III
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                           MISCELLANEOUS PROVISIONS
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     3.1  Effectiveness.  This Agreement shall be effective and binding when
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          signed by all parties hereto.
     3.2  Governing Law.  This Agreement and the rights and obligations of any
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          party hereto shall be governed by the substantive laws of the State of
          Nevada.

     3.3  Prevailing Party Clause.  In the event of any litigation arising as a
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          result of breach of this Agreement or failure to perform hereunder or failure of any representation herein, the party or parties prevailing in such dispute shall be entitled to collect the costs of such dispute, including reasonable attorneys' fees or costs, from the party prevailing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and the year first above written.

                                   BUYER:
                                   FLEXXTECH HOLDINGS, INC.


Date: _____________                By: /s/ Brian G. Kulhanjian
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                                       Brian G. Kulhanjian, President


                                   SELLER AND CREDITOR:
                                   Atlantis Aggressive Growth Co.

Date: 16, July 2000                By: /s/ [ILLEGIBLE]
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